EXHIBIT 99.1



NEWS RELEASE FOR MAY 6, 2004 AT 7:30 AM EST
Contact information:
THE KEITH COMPANIES, INC.                      FINANCIAL RELATIONS BOARD
19 Technology Drive                            Tricia Ross
Irvine, CA 92618                               Investor Relations
(949) 923-6001                                 (310) 407-6540
(949) 923-6026 Fax
www.keithco.com
---------------
Contact: Aram Keith,
Chairman of the Board & CEO


                  THE KEITH COMPANIES REPORTS AN 18.5% INCREASE
             IN INCOME FROM OPERATIONS FOR THE FIRST QUARTER OF 2004


IRVINE, CA (May 6, 2004)...The Keith Companies, Inc. (Nasdaq: TKCI), an engineering and consulting services firm, today announced financial results for the quarter ended March 31, 2004.

     Net revenue for the three months ended March 31, 2004 increased 0.5% to $22.5 million, while net income for the same period increased 7.2% to $1.5 million and resulted in diluted earnings per share of $0.19. This compares to net revenue for the first quarter of 2003 of $22.3 million with net income of $1.4 million and diluted earnings per share of $0.18. Income from operations for the three months ended March 31, 2004 was $2.4 million, an increase of 18.5% over income from operations of $2.0 million for the same period in 2003.

     "We were very pleased with the second consecutive quarter of year-over-year growth in net revenue, income from operations, and earnings per share" said Aram Keith, Chairman and CEO of The Keith Companies. "We continue to win new business with our long-time clients in the homebuilding industry, which helped our real estate development segment generate organic net revenue growth of 12.4% from first quarter 2003 to first quarter 2004. We also improved the utilization of our real estate development segment staff, which contributed to our improvement in operating margin over the prior year. Conditions remain challenging in our energy/industrial and public works/infrastructure segments. Our energy/industrial segment experienced a 40% decrease in net revenue from first quarter 2003 to first quarter 2004. However, we believe the level of deterioration in these two segments will moderate as the year progresses."




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THE KEITH COMPANIES REPORTS FIRST QUARTER RESULTS
Page 2 of 6


FINANCIAL POSITION
     The Company's March 31, 2004 balance sheet remains strong with cash and securities of $32.4 million, a current ratio of 5.1:1, a debt to equity ratio of 0.00:1 (excluding issuable common stock) and shareholders' equity of $74.5 million or $9.61 per common share outstanding at March 31, 2004.

FINANCIAL GUIDANCE
     In adherence with the U.S. Securities and Exchange Commission's (SEC) Regulation Fair Disclosure, The Keith Companies provides the following guidance for all investors and encourages all current and potential investors to review the disclosure regarding forward-looking statements in this press release as well as all financial documents filed with the SEC. All guidance amounts are before special items, if any, and exclude the impact of any potential future acquisitions.

     The Company's quarterly financial guidance for the remainder of 2004 remains unchanged from the guidance previously provided. The Company estimates its full year 2004 net revenue may range from $90.0 million to $98.0 million with estimated diluted earnings per share ranging from $0.88 to $1.01 ($0.22 to $0.26 for the second quarter; $0.26 to $0.31 for the third quarter; and $0.21 to $0.25 for the fourth quarter) based upon an estimated 8.1 million weighted average number of diluted shares outstanding for the year. The higher range of the guidance is primarily based upon significant improvements in the demand for services in the Company's energy/industrial segment.

     "Our homebuilding clients are continuing to purchase large amounts of new land for development. This bodes well for our real estate development services," said Keith. "One of our main challenges is to actively recruit additional engineers and staff that meet our standards in order to attempt to capitalize on the available opportunities that we have in this area. We also continue to be encouraged by the emerging demand for proposals for engineering services in the energy/industrial area, both domestically and internationally. We are actively involved in discussions for a number of energy projects, and we believe that our level of activity in this area will increase later in the year.

     "In addition, we are pleased with the acquisition candidates we are currently considering, and as we find transactions that can deliver a strong return on our investment, we expect to move forward on these attractive opportunities," said Keith.

CONFERENCE CALL TO BE BROADCAST LIVE OVER THE INTERNET
     The Company will be hosting an earnings conference call, which will be broadcast live over the Internet at 8:30 a.m. Pacific Time on May 6, 2004 and can be accessed by all interested parties at HTTP://WWW.VIAVID.NET. To listen to the live call, please go to the Web site at least fifteen minutes prior to the start of the call to register, download, and install any necessary audio software. For those unable to participate during the live broadcast, a replay will be available shortly after the call. A copy of this press release and a link to the Company's quarterly conference call will be available at the Company's website under the headings "TKC News" and "Investor Relations," respectively, at WWW.KEITHCO.COM.


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THE KEITH COMPANIES REPORTS FIRST QUARTER RESULTS
Page 3 of 6


ABOUT THE KEITH COMPANIES

The Keith Companies, Inc. is a fully integrated, multi-disciplined engineering and consulting services company, with offices located throughout the Western and Midwestern United States. The Keith Companies' professionals provide a wide spectrum of skilled resources including land planning, engineering, surveying, mapping, environmental studies, and water and cultural resources that are needed to effectively plan, engineer, and design state-of-the-art private and public facilities. Additionally, the Company provides mechanical, electrical, chemical, power/energy engineering, and other industrial engineering services to design and improve the efficiency and reliability of automated and manufacturing processes, production lines, and fire protection systems. The Keith Companies benefits from a diverse public and private client base varying from residential and commercial real estate projects to institutional, manufacturing, and processing facilities. For more information visit the Company's website at www.keithco.com.

Certain statements in this news release may include forward-looking statements that express our expectation, prediction, belief, or projection. These statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, and achievement of The Keith Companies to be materially and adversely different from any future results, performance, or achievement expressed or implied by these forward-looking statements. Factors that may cause actual results to differ from the forward-looking statements contained in this release and that may affect the Company's prospects in general include, but are not limited to: changes in the economic growth in the United States (especially in California) and other major international economies (especially Brazil), our ability to sustain our growth and profitability, our ability to implement our acquisition strategy and to successfully close and integrate acquired companies on a timely and cost-effective basis, changes in the carrying value of our goodwill and other long-term assets, our failure to accurately estimate costs on fixed-price contracts or contracts with not-to-exceed provisions, the uncertain timing of awards and contracts, the ability to maintain acquired companies' profit margins and/or client base, outcomes of pending and future litigation, the ongoing financing of public works and infrastructure enhancements and refurbishment, our ability to attract and retain employees, the demand for electricity and the impact on power providers' plans for expanding generation facilities, increasing competition by foreign and domestic companies, a downturn in the real estate market, risks inherent in doing business outside the United States, including the difficulty of enforcing contracts, political instability and foreign currency fluctuations and potential exchange restrictions, the short- and long-term impact of terrorist activities and resulting political and military policies, and other factors as are described in the Company's filings with the Securities and Exchange Commission. The forward-looking information set forth in this press release is as of the date indicated above and we undertake no duty to update this information.


                                  TABLES FOLLOW


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THE KEITH COMPANIES REPORTS FIRST QUARTER RESULTS
Page 4 of 6


                              The Keith Companies, Inc. and Subsidiaries
                             Condensed Consolidated Statements of Income
                                             (Unaudited)

                                                   THREE MONTHS ENDED
                                                       MARCH 31,
                                                2004             2003





Gross revenue                               $24,496,000     $ 24,651,000
Subcontractor costs                           2,033,000        2,305,000
                                             ------------   ------------
   Net revenue                               22,463,000       22,346,000

Costs of revenue                             14,482,000       14,832,000
                                             ------------   ------------
   Gross profit                               7,981,000        7,514,000

Selling, general and administrative
 expenses                                     5,591,000        5,497,000
                                             ------------   ------------
   Income from operations                     2,390,000        2,017,000

Interest income, net                             69,000           63,000

Other expenses (income), net                      1,000         (212,000)
                                             ------------   ------------
   Income before provision for income
    taxes                                     2,458,000        2,292,000

Provision for income taxes                      959,000          894,000
                                             ------------   ------------
        Net income                          $ 1,499,000     $  1,398,000
                                             ============   ============
Earnings per share:

   Basic                                    $     0.19      $     0.18
                                             ============   ============
   Diluted                                  $     0.19      $     0.18
                                             ============   ============

Weighted average number of shares outstanding:

   Basic                                       7,703,566       7,588,601
                                             ============   ============
   Diluted                                     8,004,901       7,948,933
                                             ============   ============

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THE KEITH COMPANIES REPORTS FIRST QUARTER RESULTS
Page 5 of 6


                   THE KEITH COMPANIES, INC. AND SUBSIDIARIES
                      Condensed CONSOLIDATED BALANCE SHEETS

                                                                      MARCH 31,        DECEMBER 31,
                                                                        2004               2003
                                                                   -----------------   -----------------
                                                                      (UNAUDITED)
Assets
Current assets:
  Cash and cash equivalents                                        $    28,910,000      $   24,277,000
  Securities held-to-maturity                                            3,500,000           4,600,000
  Contracts and trade receivables, net                                  15,817,000          19,844,000
  Costs and estimated earnings in excess of billings                    10,900,000           9,997,000
  Prepaid expenses and other current assets                              2,212,000           1,468,000
                                                                   -----------------   -----------------
      Total current assets                                              61,339,000          60,186,000
Equipment and leasehold improvements, net                                4,001,000           4,067,000
Goodwill, net                                                           23,059,000          23,059,000
Other assets                                                               238,000             224,000
                                                                   -----------------   -----------------
      Total assets                                                 $    88,637,000      $   87,536,000
                                                                   =================   =================

              LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Trade accounts payable                                           $     1,903,000      $    1,640,000
  Accrued employee compensation                                          3,923,000           4,037,000
  Current portion of deferred tax liabilities                            2,444,000           2,444,000
  Other accrued liabilities                                              2,294,000           3,078,000
  Billings in excess of costs and estimated earnings                     1,354,000           1,571,000
                                                                   -----------------   -----------------
      Total current liabilities                                         11,918,000          12,770,000
Issuable common stock                                                      162,000             792,000
Deferred tax liabilities                                                 1,560,000           1,560,000
Accrued rent                                                               454,000             452,000
                                                                   -----------------   -----------------
      Total liabilities                                                 14,094,000          15,574,000
                                                                   -----------------   -----------------
Shareholders' equity:
  Preferred stock                                                               --                  --
  Common stock                                                               8,000               8,000
  Additional paid-in-capital                                            46,792,000          45,464,000
   Deferred stock compensation                                            (415,000)           (169,000)
  Retained earnings                                                     28,158,000          26,659,000
                                                                   -----------------   -----------------
   Total shareholders' equity                                           74,543,000          71,962,000
                                                                   -----------------   -----------------
   Total liabilities and shareholders' equity                      $    88,637,000      $   87,536,000
                                                                   =================   =================


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THE KEITH COMPANIES REPORTS FIRST QUARTER RESULTS
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                   THE KEITH COMPANIES, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

                                                                        FOR THE THREE MONTHS ENDED
                                                                                  MARCH 31,
                                                                   -------------------------------------
                                                                         2004                2003
                                                                   -----------------   -----------------
Cash flows from operating activities:
   Net income                                                       $    1,499,000       $   1,398,000
   Adjustments to reconcile net income to net cash provided by operating activities:
      Depreciation and amortization                                        502,000             593,000
      Loss on sale of equipment                                                 --              16,000
      Tax benefit from exercise of stock options                           118,000                  --
      Stock compensation expense                                            33,000                  --
      Changes in operating assets and liabilities:
         Contracts and trade receivables, net                            4,006,000           2,476,000
         Costs and estimated earnings in excess of billings               (903,000)         (1,060,000)
         Prepaid expenses and other assets                                (753,000)           (926,000)
         Trade accounts payable and accrued liabilities                   (610,000)         (1,166,000)
         Billings in excess of costs and estimated earnings               (217,000)           (116,000)
                                                                   -----------------   -----------------
            Net cash provided by operating activities                    3,675,000           1,215,000
                                                                   -----------------   -----------------

Cash flows from investing activities:
      Additions to equipment and leasehold improvements                   (438,000)           (498,000)
      Proceeds from (purchases of) securities held-to-maturity           1,100,000          (3,292,000)
      Proceeds from sales of equipment                                       2,000              31,000
                                                                   -----------------   -----------------
            Net cash provided by (used in) investing activities            664,000          (3,759,000)
                                                                   -----------------   -----------------

Cash flow from financing activities:
      Principal payments on long-term debt and capital lease
        obligations, including current portion                                  --             (53,000)
      Proceeds from exercise of stock options                              294,000              27,000
                                                                   -----------------   -----------------
            Net cash provided by (used in) financing activities            294,000             (26,000)
                                                                   -----------------   -----------------
            Net increase (decrease) in cash and cash equivalents         4,633,000          (2,570,000)
Cash and cash equivalents, beginning of period                          24,277,000          20,333,000
                                                                   -----------------   -----------------
Cash and cash equivalents, end of period                             $  28,910,000       $  17,763,000
                                                                   =================   =================


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